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                                                                    Exhibit 10.1

                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
                $40,000,000 9 1/2% SENIOR SECURED NOTES DUE 2010
                               PURCHASE AGREEMENT

                                                               December 16, 2005

JEFFERIES & COMPANY, INC.
520 Madison Avenue
12th Floor
New York, New York 10022

Ladies and Gentlemen:

     Each of The Majestic Star Casino, LLC, an Indiana limited liability company (the "Company"), The Majestic Star Casino Capital Corp., an Indiana corporation ("Capital" and, together with the Company, the "Issuers"), and each Subsidiary Guarantor (as defined herein) hereby agrees with you as follows:

     1. Issuance of Securities. The Issuers propose to issue and sell to Jefferies & Company, Inc. (the "Initial Purchaser"), and the Initial Purchaser proposes to purchase, $40,000,000 aggregate principal amount of the Issuers'
9 1/2% Senior Secured Notes due 2010 (the "Series A Notes"). The Series A Notes will be issued pursuant to an indenture dated as of October 7, 2003 (as amended by a supplemental indenture (the "First Supplemental Indenture") to be executed as of the Closing Date (as defined herein) (the "Existing Indenture") and, as further amended by a second supplemental indenture to be executed as of the Closing Date (the "Second Supplemental Indenture"), the Existing Indenture, as further amended by the Second Supplemental Indenture, the "Indenture"), among the Issuers, the Subsidiary Guarantors (as defined herein), and The Bank of New York Trust Company, N.A. as successor to The Bank of New York, as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined herein), are collectively referred to herein as the "Notes". Capitalized terms used, but not defined herein, shall have the meanings set forth in the Indenture.

     The Series A Notes will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear the legends set forth in the final offering circular, dated the date hereof (the "Offering Circular"). The Company has prepared a preliminary offering circular, dated December 7, 2005 (the "Preliminary Offering Circular"), and the Offering Circular relating to the offer and sale of the Series A Notes (the "Offering").

     2. Agreements to Sell and Purchase. On the basis of the representations, warranties, agreements and covenants herein and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuers, $40,000,000 aggregate principal amount of the Series A Notes for a

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purchase price of $39,596,666.67 which is equal to the excess of (x) the sum of
(1) 100 % of the aggregate principal amount thereof and (2) interest accrued thereon from October 15, 2005 to the Closing Date, over (y) the aggregate amount of fees and commissions to the Initial Purchaser.

     3. Terms of Offering. The Initial Purchaser has advised the Company, and the Company understands, that the Initial Purchaser will make offers to sell (the "Exempt Resales") some or all of the Series A Notes purchased by the Initial Purchaser hereunder on the terms set forth in the Offering Circular, as amended or supplemented, to persons (the "Subsequent Purchasers") whom the Initial Purchaser (i) reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act, as such Rule may be amended from time to time ("QIBs"), (ii) reasonably believes (based upon written representations made by such persons to the Initial Purchaser) to be institutional "accredited investors" ("Accredited Investors") as defined in Rule 501(a)(1), (2), (3) or
(7) under the Act or (iii) reasonably believes to be non-U.S. persons in reliance upon Regulation S under the Act.

     Holders of the Series A Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Series A Notes (the "Registration Rights Agreement"), to be executed on and dated as of the Closing Date. Pursuant to the Registration Rights Agreement, the Issuers and the Subsidiary Guarantors will agree, among other things, to file with the Securities and Exchange Commission (the "Commission") (a) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to 9 1/2% Senior Secured Notes of the Issuers due 2010 (the "Series B Notes") which shall be identical in all material respects to the Series A Notes (except that the Series B Notes shall have been registered pursuant to the Exchange Offer Registration Statement and will not be subject to restrictions on transfer or contain additional interest provisions) to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Registered Exchange Offer"), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Series A Notes.

     Concurrently with the sale of the Series A Notes on the Closing Date, the Company and Majestic Star Casino Capital Corp. II ("Capital II"), a wholly-owned subsidiary of the Company, will issue 9 3/4% senior unsecured notes due 2011 (the "Senior Notes") and Majestic Holdco, LLC ("Holdco"), the parent of the Company and Majestic Star Holdco, Inc., a wholly-owned subsidiary of Holdco, will issue 12 1/2% senior discount notes due 2011 (the "Discount Notes"). As described in the Offering Circular, the Company intends to use a portion of the proceeds from the sale of the Notes, the Senior Notes and the Discount Notes to, among other things, acquire (the "Acquisition") all of the issued and outstanding capital stock of Trump Indiana, Inc., a Delaware corporation (and, together with Buffington Harbor Riverboats, L.L.C. and Buffington Harbor Parking Associates, LLC, "Trump") pursuant to the stock purchase agreement dated as of November 3, 2005, by and between the Company and Trump Entertainment Resort Holdings, L.P. (the "Stock Purchase Agreement"). On the Closing Date, the Company will also, (i) amend its credit facility dated as of October 7, 2003, by and between the Company and Wells Fargo Foothill, Inc., in the manner described in the Offering Circular (as amended, the "Amended Credit Facility") and (ii) amend its intercreditor agreement dated as of October 7, 2003, by and among the Trustee and Wells Fargo Foothill, Inc., in the manner described in the Offering Circular (as amended, the "Amended Intercreditor Agreement").


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     Pursuant to the Existing Indenture, all subsidiaries of the Company listed on Schedule A hereto, other than Trump and Capital II (and pursuant to the Second Supplemental Indenture, Trump and Capital II), shall fully and unconditionally guarantee, on a senior secured basis, to each holder of the Notes and the Trustee, the payment and performance of the Company's obligations under the Indenture and the Notes (each such subsidiary (including, upon the consummation of the Acquisition, Trump)) being referred to herein as a "Subsidiary Guarantor" and such guarantee being referred to herein as a "Guarantee").

     Pursuant to the terms of the Security Documents (used herein as defined in the Indenture and including the Pledge Joinder (as defined herein)), all of the obligations under the Notes, the Indenture and the Registration Rights Agreement will, in the case of such obligations of the Issuers and Subsidiary Guarantors (other than Trump), continue to, and, in the case of Trump, will, be secured by a lien and security interest in, or pledges of (the "Security Interests"), substantially all of the assets of, all of the shares of capital stock of, and all of the membership interests in the Issuers and the Subsidiary Guarantors (the "Collateral"), to be granted to the Trustee, as secured party (in such capacity, the "Secured Party") for the benefit of the holders of the Notes (subordinate to the Lien on the Collateral securing the Amended Credit Facility pursuant to the Amended Intercreditor Agreement), in the manner set forth in the Offering Circular. In addition, certain of the Security Documents prohibit transfer or mortgage of certain leasehold interests of the Issuers and Subsidiary Guarantors. The Issuers, the Subsidiary Guarantors and Majestic Holdco, LLC ("Parent"), collectively, are sometimes referred to herein as the "Majestic Entities".

     Effective upon consummation of the Acquisition, the Company will (a) cause Trump to become a Subsidiary Guarantor and execute (i) a counterpart hereto,
(ii) a Pledge Joinder to the Security Agreement (the "Pledge Joinder"), pursuant to which, among other things, Trump will become a party to the Security Agreement), (iii) the Second Supplemental Indenture, (iv) the Guarantees, and
(v) the Registration Rights Agreement and (b) execute a Pledge Supplement to the Security Agreement to pledge all of equity interests owned by it in Trump Indiana, Inc., Buffington Harbor Riverboats, L.L.C. and Buffington Harbor Parking Associates, LLC (the "Pledge Supplement"). On the Closing Date, the Company will cause Capital II to become a Subsidiary Guarantor and execute (i) the Pledge Joinder, (ii) the Second Supplemental Indenture, (iii) the Guarantees and (iv) the Registration Rights Agreement.

     This Agreement, the Indenture, the Registration Rights Agreement, the Notes, the Guarantees, the Amended Credit Facility, the Pledge Joinder, the Pledge Supplement, the Security Documents and the Amended Intercreditor Agreement, together with all other documents or instruments executed by the Majestic Entities in connection with the transactions contemplated thereby, collectively are referred to herein as the "Documents." The transactions contemplated by the Documents are referred to herein as the "Transactions."

     4. Delivery and Payment. Delivery to the Initial Purchaser of and payment for the Series A Notes shall be made at a Closing (the "Closing") to be held at 9:00 a.m., New York City time, on December 21, 2005, (such time and date, the "Closing Date") at the offices of Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019. The Closing Date and the location of delivery of and the form of payment for the Series A Notes may be varied by agreement between the Initial Purchaser and the Issuers.


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     The Issuers shall deliver to the Initial Purchaser one or more certificates representing the Series A Notes in definitive form, registered in such names and denominations as the Initial Purchaser may request, against payment by the Initial Purchaser of the purchase price therefor by immediately available
Federal funds bank wire transfer to such bank account or accounts as the Company shall designate to the Initial Purchaser at least two Business Days prior to the Closing. The certificates representing the Series A Notes in definitive form shall be made available to the Initial Purchaser for inspection at the New York offices of Mayer, Brown, Rowe & Maw LLP (or such other place as shall be reasonably acceptable to the Initial Purchaser) not later than 10:00 a.m., Eastern Standard Time, one Business Day immediately preceding the Closing Date. Series A Notes to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with The Depository Trust Company ("DTC") or its designated custodian, and registered in the name of Cede & Co.

     5. Agreements of the Issuers and the Subsidiary Guarantors. Each of the Issuers and the Subsidiary Guarantors, jointly and severally, hereby agrees:

     (a) Certain Events. To (i) advise the Initial Purchaser promptly after obtaining knowledge (and, if requested by the Initial Purchaser, confirm such advice in writing) of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Series A Notes for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (B) the happening of any event that makes any statement of a material fact made in the Offering Circular untrue or that requires the making of any additions to or changes in the Offering Circular in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Notes under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Series A Notes under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (b) Offering Circular. At any time prior to the completion of the sale of all of the Series A Notes by the Initial Purchaser pursuant to Exempt Resales, to (i) furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Issuers, without charge, as many copies of the Preliminary Offering Circular and the Offering Circular, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request, and (ii) promptly prepare, upon the Initial Purchaser's request, any amendment or supplement to the Offering Circular that the Initial Purchaser deems may be necessary in connection with Exempt Resales (and the Issuers and Subsidiary Guarantors hereby consent, subject to the Initial Purchaser's compliance with its representations and warranties set forth in Section 7, to the use of the Preliminary Offering Circular and the Offering Circular, and any amendments and supplements thereto, by the Initial Purchaser in connection with Exempt Resales).

     (c) Notice of Amendment or Supplement. Not to amend or supplement the Offering Circular prior to the Closing Date, or at any time prior to the completion of the resale of all of the Series A Notes by the Initial Purchaser pursuant to Exempt Resales, unless the Initial Purchaser


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shall previously have been advised thereof and shall not have objected thereto within three Business Days after being furnished a copy thereof.

     (d) Preparation of Amendments and Supplements. At any time prior to the completion of the resale of all of the Series A Notes by the Initial Purchaser pursuant to Exempt Resales, (i) if any event shall occur as a result of which, in the reasonable judgment of the Issuers or the Initial Purchaser or their respective counsel, it becomes necessary or advisable to amend or supplement the Offering Circular in order to make the statements therein, in the light of the circumstances when such Offering Circular is delivered to a purchaser pursuant to an Exempt Resale, not misleading, or if it is necessary to amend or supplement the Offering Circular to comply with Applicable Law (as defined herein), forthwith to prepare an appropriate amendment or supplement to the Offering Circular (in form and substance satisfactory to the Initial Purchaser) so that as so amended or supplemented, (A) the Offering Circular will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when it is so delivered, not misleading, and (B) the Offering Circular will comply with Applicable Law, and (ii) if it becomes necessary or advisable to amend or supplement the Offering Circular so that the Offering Circular will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Act, forthwith to prepare an appropriate amendment or supplement to the Offering Circular (in form and substance satisfactory to the Initial Purchaser) so that the Offering Circular, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

     (e) Qualification of Securities. Prior to the sale of all of the Series A Notes by the Initial Purchaser pursuant to Exempt Resales, to cooperate with the Initial Purchaser and the Initial Purchaser's counsel in connection with the qualification of the Series A Notes under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and continue such qualification in effect so long as reasonably required for Exempt Resales, and to file such consents to service of process or other documents as may be necessary in order to effect such qualification; provided, that none of the Issuers and the Subsidiary Guarantors shall be required in connection therewith to file any general consent to service of process or to register or qualify as a foreign corporation in any jurisdiction where it is not now so qualified or to subject itself to general taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

     (f) Costs and Expenses. Whether or not any of the Offering or the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with the performance of the obligations of the Majestic Entities under this Agreement, including: (A) the preparation, printing and distribution of the Preliminary Offering Circular and the Offering Circular and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith (including the furnishing of copies of the foregoing to the Initial Purchaser and such other persons as the Initial Purchaser may designate), (B) the processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, and performance under, each of the Documents and any other agreements or documents in connection with the Transactions, (C) the preparation,


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issuance and delivery of the Notes, including the fees and expenses of the
Trustee and the Secured Party (including reasonable fees and expenses of their respective counsel) and all costs and expenses related to the delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon and (D) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, filing fees and reasonable fees and disbursements of the Initial Purchaser's counsel relating to such registration or qualification and the preparation of memoranda related thereto),
(ii) all fees and expenses of the counsel and accountants of the Majestic Entities (except for any fees and expenses of Trump prior to the Closing Date),
(iii) all expenses and listing fees in connection with the application for quotation of the Series A Notes on the Private Offerings, Resales and Trading Automated Linkages ("PORTAL") market, (iv) all fees and expenses (including fees and expenses of counsel) of the Issuers in connection with approval of the Notes by DTC for "book-entry" transfer, (v) all fees charged by rating agencies in connection with the rating of the Notes, (vi) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and all collateral agents, (vii) all costs and expenses of the Registered Exchange Offer, the Exchange Offer Registration Statement and any Shelf Registration Statement, as set forth in the Registration Rights Agreement, (viii) all fees and expenses (including reasonable fees and expenses of counsel, subject to any limitations imposed by previous agreements between the parties) incurred by the Initial Purchaser in connection with the preparation, negotiation and execution of the Documents and the consummation of the Transactions, (ix) all costs and expenses in connection with the creation and perfection of the Security Interests evidenced by the Security Documents (including without limitation, filing and recording fees, search fees, taxes and costs of title policies) and (x) all other costs and expenses incident and necessary to the performance of the obligations of the Issuers and the Subsidiary Guarantors under this Agreement for which provision is not otherwise made in this section.

     (g) Use of Proceeds. To use their respective reasonable best efforts to use the proceeds from the sale of the Series A Notes in the manner described in the Offering Circular under the caption "Use of Proceeds."

     (h) Waiver of Certain Laws. To the extent it may lawfully do so, not to insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension usury or other law, wherever enacted, now or at any time hereafter in force, that would prohibit or forgive the payment of all or any portion of the principal of or interest on the Notes, or that may affect the covenants or the performance of the Indenture or any of the Security Documents (and, to the extent it may lawfully do so, each Issuer hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Trustee in the Indenture or to the Secured Party in the Security Documents but shall suffer and permit the execution of every such power as though no such law had been enacted).

     (i) Security Interests. Subject to the terms of the Amended Intercreditor Agreement, to do and perform all things required to be done and performed under the Security Documents prior to, on and after the Closing Date, including, without limitation, all things necessary or advisable to obtain on or prior to the Closing Date (i) all Permits (as defined below), other than any gaming approvals required to be obtained by a purchaser in a foreclosure sale, necessary for the granting, perfection and enforcement of the Security Interests and for the foreclosure by the


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Secured Party thereon following an Event of Default (as defined in the
Indenture), (ii) all termination statements, mortgage releases and other documents necessary to terminate any Liens (as defined in the Indenture) on the Collateral other than Permitted Liens (as defined in the Indenture), and (iii) a valid and perfected, first priority Security Interest with respect to each of the assets, shares of capital stock and membership interests which are to constitute the Collateral.

     (j) Integration. Not to, and to ensure that no affiliate (as defined in Rule 501(b) under the Act) of any of the Issuers or Subsidiary Guarantors will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchaser or of offers or sales of Series A Notes pursuant to Exempt Resales.

     (k) Rule 144A Information. For so long as any of the Series A Notes remain outstanding, during any period in which either of the Issuers is not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available, upon request, to any holder of the Notes in connection with any sale thereof, the information required by Rule 144A(d)(4) under the Act.

     (l) DTC. To obtain the approval of DTC for "book entry" transfer of the Notes, and to comply with the representation letter of the Issuers and the Subsidiary Guarantors to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

     (m) PORTAL. To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to use its best efforts to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

     (n) Reporting Requirements. For so long as any of the Notes are outstanding, (i) to furnish to the Trustee and deliver or cause to be delivered to the holders of the Notes and the Initial Purchaser, within 15 days after either Issuer is or would have been required to file such with the Commission,
(A) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuers were required to file such Forms, including for each a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Issuers' independent certified public accountants and (B) all information that would be required to be contained in a filing with the Commission on Form 8-K if the Issuers were required to file such reports, provided, however, that in no case shall the Company be required to furnish materials pursuant to this paragraph which are filed and publicly accessible via EDGAR and (ii) from and after the time the Exchange Offer Registration Statement or the Shelf Registration Statement (or other registration statement under the Act with respect to the Notes) is filed with the Commission, to file such information with the Commission so long as the Commission will accept such filings.

     (o) No Selling Efforts or General Solicitation. Except in connection with the Registered Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Series A Notes other than the Preliminary Offering


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Circular and the Offering Circular and any amendments and supplements to the
Offering Circular prepared in compliance with this Agreement, or (ii) solicit any offer to buy or offer to sell the Series A Notes by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

     (p) No Similar Offerings. Except as described in the Offering Circular, during the period beginning on the date hereof and continuing to and including the Closing Date, not to, directly or indirectly, without the prior consent of the Initial Purchaser, offer, sell, contract to sell, grant any option to purchase or otherwise dispose of (or announce any offer or sale of, contract to sell, grant of any option to purchase or other disposition of) any debt securities of any of the Issuers or Subsidiary Guarantors substantially similar to the Notes and the Guarantees; provided, that the foregoing will not apply to
(i) the Notes and the Guarantees, (ii) borrowings from financial institutions,
(iii) the Senior Notes and any guarantees thereunder and (iv) the Discount Notes, in the case of each of clauses (i) through (iv) of this Section 5(o), only to the extent not prohibited by the Indenture.

     (q) Performance of Agreements. To comply in all material respects with all of its agreements set forth in the Documents, and to use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Guarantees and the granting, perfection and enforcement of the Security Interests.

     6. Representations and Warranties of the Issuers and the Subsidiary Guarantors. As of the date hereof, each of the Issuers and the Subsidiary Guarantors, jointly and severally, represents and warrants to the Initial Purchaser that:

     (a) Offering Circular. The Preliminary Offering Circular as of its date did not, and the Offering Circular, as of its date did not, and as of the Closing Date will not, and each supplement or amendment thereto as of its date will not, contain any untrue statement of a material fact or omit to state any material fact (except, in the case of the Preliminary Offering Circular, for pricing terms and other financial terms intentionally left blank) necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representation and warranty made in this Section 6(a) shall not apply to any statements or omissions made in reliance on and in conformity with information relating to the Initial Purchaser furnished in writing to the Issuers by the Initial Purchaser specifically for inclusion in the Preliminary Offering Circular or the Offering Circular. The parties hereto acknowledge that for purposes of this Agreement (including this Section 6(a) and Section 8) the only information furnished in writing to the Issuers by the Initial Purchaser specifically for inclusion in the Preliminary Offering Circular or the Offering Circular is the information set forth (i) on the cover page of the Offering Circular with respect to the price of the Notes, Senior Notes and Discount Notes (ii) in the third paragraph on page 185 of the Offering Circular concerning offering the Notes, Senior Notes and Discount Notes for resale by the Initial Purchaser, (iii) in the fifth paragraph on page 185 of the Offering Circular concerning market-making by the Initial Purchaser, (iv) in the sixth paragraph on page 185 of the Offering Circular concerning stabilization by the Initial Purchaser and (v) in the first full paragraph on page 186 of the Offering Circular concerning the affiliation of the Initial Purchaser and their respective


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affiliates with the Issuers and their affiliates (such information described in the immediately preceding clauses (i) through (v) of this Section 6(a), the "Furnished Information"). Each of the Preliminary Offering Circular and the Offering Circular, as of their respective dates contained, and the Offering Circular, as of the Closing Date and as amended or supplemented, will contain, all of the information required by Rule 144A(d)(4) under the Act. Each of the Documents, as executed and delivered, and each of the Transactions, conforms to the description thereof in the Offering Circular.

     (b) Due Organization; Good Standing. Each of the Majestic Entities (i) has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to conduct and carry on its business and to own, lease, use and operate its properties and assets as described in the Offering Circular, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign limited liability company or corporation, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or the ownership, leasing, use or operation of its properties and assets requires such qualification or licensing, except where failure to be so qualified or licensed and in good standing would not have a material adverse effect on (A) the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Issuers and the Subsidiary Guarantors, taken as a whole, (B) the ability of the Majestic Entities to perform their obligations under any of the Documents, (C) the enforceability of any of the Security Documents or the attachment, perfection or priority of any of the Security Interests intended to be created thereby in any portion of the Collateral or (D) the validity of any of the Documents or the consummation of any of the Transactions (each, a "Material Adverse Effect").

     (c) Subsidiaries. Immediately following the Closing, (i) Capital will have no subsidiaries, (ii) the only subsidiaries of the Company will be Capital and the Subsidiary Guarantors (collectively, the "Subsidiaries" and each, a "Subsidiary"), (iii) the Company will directly or indirectly own 100% of the outstanding shares of capital stock, membership interests or other equity interests in Capital and each Subsidiary, in each case, free and clear of all Liens, except for Permitted Liens and (iv) Parent will directly own 100% of the outstanding membership interests in the Company free and clear of all Liens, except for Permitted Liens. Except as disclosed in the Offering Circular, there are no outstanding (i) securities convertible into or exchangeable for any capital stock of, or any membership interests in, as the case may be, any of the Issuers or Subsidiary Guarantors, (ii) options, warrants or other rights to purchase or subscribe for any capital stock of or any membership interests in, or any securities convertible into or exchangeable for any capital stock of or any membership interests in, as the case may be, any of the Issuers or Subsidiary Guarantors or (iii) contracts, commitments, agreements, understandings, arrangements, undertakings, rights, calls or claims of any kind relating to the issuance of any capital stock of, or any membership interests in, as the case may be, any of the Issuers or Subsidiary Guarantors, any such convertible or exchangeable securities or any such options, warrants or rights. Except as set forth above, immediately following the Closing, none of the Issuers or Subsidiary Guarantors will directly or indirectly own any capital stock of or other equity interest in any person.

     (d) Capitalization. All of the outstanding membership interests, capital stock or other equity interests in the Company, Capital and each of the Subsidiaries are validly issued and were not issued in violation of, and are not subject to, any preemptive or similar rights. The table under the caption "Capitalization" in the Offering Circular (including the footnotes thereto) sets forth, as of its date, the pro forma capitalization of the Issuers and the Subsidiaries, on a consolidated basis, after giving effect to the Transactions and the Acquisition. Immediately following the Closing, except as set forth in such table, neither of the Issuers nor any of the Subsidiaries will have any liabilities, absolute, accrued, contingent or otherwise other than (i) liabilities that are reflected in the Financial Statements (as defined herein), (ii) liabilities incurred subsequent to September 30, 2005, in the ordinary course of business, consistent with past practice, that would not, singly or in the aggregate, have a Material Adverse Effect, or (iii) loans made under the Amended Credit Facility.

     (e) No Other Registration Rights. Except for this Agreement, the Registration Rights Agreement, the registration rights agreement relating to the Senior Notes, the purchase agreement relating to the Senior Notes and the Stock Purchase Agreement, there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which any of the Issuers or Subsidiary Guarantors is a party, or by which any of them is bound, granting to any person the right (i) to require either of the Issuers or any Subsidiary Guarantor to file a registration statement under the Act with respect to any securities of either of the Issuers or any Subsidiary Guarantor or requiring either of the Issuers or any Subsidiary Guarantor to include such securities with the Notes registered pursuant to any registration statement, or
(ii) to purchase or offer to purchase any securities of any of the Issuers or Subsidiary Guarantors.

     (f) Power and Authority. Each of the Majestic Entities has all requisite power and authority to execute and deliver, and to perform its obligations under, the Documents to which it is a party and to consummate the transactions contemplated thereby.

     (g) Authorization of this Agreement. This Agreement and the Transactions have been duly authorized by each of the Issuers and the Subsidiary Guarantors (other than Trump), and this Agreement has been validly executed and delivered by, and is the legal, valid and binding obligation of, each of the Issuers and the Subsidiary Guarantors (other than Trump), enforceable against each of the Issuers and the Subsidiary Guarantors (other than Trump) in accordance with its terms, and, effective upon consummation of the Acquisition, will be duly authorized, validly executed and delivered by, and will become the legal, valid and binding obligation of Trump enforceable against Trump in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally,
(ii) any rights of acceleration and the availability of equitable remedies may be subject to general principles of equity (whether considered in a proceeding in equity or at law) and (iii) the enforceability of the provisions of Section 8 providing for the indemnification of or contribution to a party with respect to a liability may be limited if such provisions violate or are contrary to public policy under applicable law.

     (h) Authorization of Indenture. The Indenture and the transactions contemplated thereby have been duly authorized by each of the Issuers and the Subsidiary Guarantors (other than Trump) and, effective upon the consummation of the Acquisition, will be duly authorized by Trump, and, on the Closing Date, the Indenture will have been validly executed and delivered by, and will be the legal, valid and binding obligation of, each of the Issuers and the Subsidiary Guarantors, enforceable against each of the Issuers and the Subsidiary Guarantors in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) any rights of acceleration and the availability of equitable remedies may be subject to general principles of equity (whether considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA"), applicable to an indenture that is required to be qualified under the TIA.

     (i) Authorization of Registration Rights Agreement. The Registration Rights Agreement and the transactions contemplated thereby have been duly authorized by each of the Issuers and the Subsidiary Guarantors (other than Trump) and, effective upon the consummation of the Acquisition, will be validly authorized by Trump, and, on the Closing Date, the Registration Rights Agreement will have been validly executed and delivered by, and will be the legal, valid and binding obligation of, each of the Issuers and the Subsidiary Guarantors, enforceable against each of the Issuers and the Subsidiary Guarantors in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally,
(ii) any rights of acceleration and the availability of equitable remedies may be subject to general principles of equity (whether considered in a proceeding in equity or at law) and (iii) the enforceability of the provisions thereof providing for the indemnification of or contribution to a party with respect to a liability may be limited if such provisions violate or are contrary to public policy under applicable law.

     (j) Authorization of Series A Notes. The Series A Notes have been duly authorized by each of the Issuers for issuance and sale to the Initial Purchaser pursuant to this Agreement and, on the Closing Date, will have been validly executed, authenticated, issued and delivered by the Issuers in accordance with the terms of this Agreement and the Indenture. When the Series A Notes have been issued, executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be legal, valid and binding obligations of each of the Issuers, entitled to the benefits of the Indenture and enforceable against each of the Issuers in accordance with their terms, except to the extent that (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) any rights of acceleration and the availability of equitable remedies may be subject to general principles of equity (whether considered in a proceeding in equity or at law). The Notes rank and will rank on a parity with all senior Indebtedness (as defined in the Indenture) of each of the Issuers that is outstanding on the date hereof or that may be incurred hereafter and senior to all other Indebtedness of each of the Issuers that is outstanding on the date hereof or that may be incurred hereafter; provided, that pursuant to the Amended Intercreditor Agreement, the Liens on the Collateral securing the Amended Credit Facility will be senior to the Lien on the Collateral securing the Notes and the Guarantees.

     (k) Authorization of Series B Notes. The Series B Notes have been duly authorized by each of the Issuers and, when issued in the Registered Exchange Offer, (A) will have been validly executed, authenticated, issued and delivered in accordance with the terms of the Indenture, the Registration Rights Agreement and the Registered Exchange Offer and (B) will be legal, valid and binding obligations of each of the Issuers, entitled to the benefits of the Indenture and enforceable against each of the Issuers in accordance with their terms, except to the extent that (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) any rights of acceleration and the availability of equitable remedies may be subject to general principles of equity (whether considered in a proceeding in equity or at law).

     (l) No Violation. Parent is not in violation of its certificate of formation or operating agreement (the "Parent Charter Documents"), the Company is not in violation of its certificate of formation or operating agreement (the "Company Charter Documents"), Capital is not in violation of its charter or bylaws (the "Capital Charter Documents") and none of the Subsidiary Guarantors is in violation of its certificate of formation or charter, as the case may be, or operating agreement or bylaws, as the case may be, (the "Subsidiary Guarantor Charter Documents" and, collectively with Parent Charter Documents, the Capital Charter Documents and the Company Charter Documents, the "Charter Documents"). None of the Majestic Entities is (i) in violation of any applicable federal, state, local or foreign statute, law or ordinance, or any judgment, decree, rule, regulation or order, including, without limitation, the Indiana Riverboat Gambling Act, the Mississippi Gaming Control Act and the Colorado Limited Gaming Act of 1991, in each case including the rules and regulations promulgated thereunder (collectively, "Applicable Law"), of any government, governmental or regulatory agency or body (including, without limitation, the Indiana Gaming Commission, the Mississippi Gaming Commission, the Colorado Limited Gaming Control Commission, the Colorado Division of Gaming or other applicable gaming authority (each, a "Gaming Authority")), court, arbitrator or self-regulatory organization, domestic or foreign (each, a "Governmental Authority"), other than violations that would not, singly or in the aggregate, have a Material Adverse Effect, or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any such person is a party or by which any of them or any of their respective property is bound (collectively, "Applicable Agreements"), other than breaches or defaults that would not, singly or in the aggregate, have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would (x) constitute a violation of such Charter Documents or Applicable Laws or (y) constitute a breach of or default under any Applicable Agreement or (z) result in the imposition of any penalty or the acceleration of any indebtedness, other than, in the case of the immediately preceding clauses (y) and (z), such breaches, penalties or defaults that would not, singly or in the aggregate, have a Material Adverse Effect. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations, and no default has occurred or is continuing thereunder, other than such defaults that would not, singly or in the aggregate, have a Material Adverse Effect.

     (m) No Conflict. None of the execution, delivery or performance by any of the Majestic Entities of any of the Documents to which it is or will become a party, nor the compliance with the terms and provisions thereof, nor the consummation of any of the Transactions shall conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, requires the consent of any person (other than consents already obtained and in full force and effect or that will have been obtained on or prior to the Closing
Date) under, results in the imposition of a Lien on any assets or capital stock of, or membership interests in, either of the Issuers or any of the Subsidiaries (other than Permitted Liens), or results in an acceleration of indebtedness under, or pursuant to, (i) the Charter Documents, (ii) any Applicable Agreement, or (iii) any Applicable Law, assuming, in the case of any Exempt Resales made to Accredited Investors, the accuracy of the representations and warranties of such Accredited Investors contained in letters of representations in the form of Annex A attached to the Offering Circular executed by such Accredited Investors. After giving effect to the Transactions, no Default or Event of Default will exist.

     (n) Permits. No permit, certificate, authorization, approval, consent, license or order of, or filing, registration, declaration or qualification with, any Governmental Authority or any other person (collectively, "Permits") is required in connection with, or as a condition to, the execution, delivery or performance of any of the Documents, the compliance with the terms and provisions thereof or the consummation of any of the Transactions, other than
(i) such Permits as have been made or obtained on or prior to the Closing Date, which Permits are in full force and effect on the Closing Date, (ii) such Permits, the failure of which to make or obtain would not, singly or in the aggregate, have a Material Adverse Effect, (iii) the filing of the Exchange Offer Registration Statement and, if required by the Registration Rights Agreement, the Shelf Registration Statement, with applicable Gaming Authorities,
(iv) the approval of the Indiana Gaming Commission of the Documents prior to Closing, and (v) the filing of loan reports with the Mississippi Gaming Commission pursuant to MGC Regulation II Licensing I, Section 11 with respect to the offering of the Notes and the transactions related to the Amended Credit Facility and (vi) the Colorado Division of Gaming and the Colorado Gaming Commission post-closing regulatory approval (the Permits described in clauses
(iii), (v) and (vi) of this Section 6(n), collectively, the "Post-Closing Permits").

     (o) No Proceedings. There is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding (including, without limitation, any investigation or partial proceeding, such as a deposition), domestic or foreign (collectively, "Proceedings"), pending or, to the knowledge of the Issuers or the Subsidiary Guarantors, threatened (i) either with respect to any of the Majestic Entities in connection with, or that seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge, any of the Documents or any of the Transactions, or (ii) that could, singly or in the aggregate, have a Material Adverse Effect. Other than rules and regulations of Gaming Authorities, none of the Majestic Entities is subject to any judgment, order, decree, rule or regulation of any Governmental Authority that could, singly or in the aggregate, have a Material Adverse Effect. No injunction or order has been issued and no Proceeding is pending or, to the knowledge of the Issuers and the Subsidiary Guarantors, threatened that (i) asserts that the offer, sale and delivery of the Series A Notes and the Guarantees to the Initial Purchaser pursuant to this Agreement or the initial resale of the Series A Notes and the Guarantees by the Initial Purchaser in the manner contemplated by this Agreement is subject to the registration requirements of the Act, or (ii) would prevent or suspend the issuance or sale of the Notes, including the Exempt Resales, or the use of the Preliminary Offering Circular, the Offering Circular, or any amendment or supplement thereto, in any jurisdiction.

     (p) Regulated Persons. Each of the Issuers and the Subsidiary Guarantors and each of their respective directors, members, managers, officers and employees (each of the Issuers and the Subsidiary Guarantors and each of such other persons, a "Regulated Person" and, collectively, the "Regulated Persons") has all Permits (including, without limitation, Permits with respect to engaging in gaming operations) necessary or advisable to own, lease, use and operate the properties and assets and to conduct and carry on the businesses described in the Offering Circular, other than such Permits the failure of which to have would not, singly or in the aggregate, have a Material Adverse Effect on (A) the pledge by the Parent of its membership interests in the Company, and (B) the Exchange Offer. All such Permits are valid and in full force and effect. Each of the Regulated Persons is in compliance with the terms and conditions of all Permits (including, without limitation, Permits with respect to engaging in gaming operations) necessary or advisable to own, lease, use and operate the properties and assets and to conduct and carry on the businesses described in the Offering Circular, other than where such failure to be in compliance would not, singly or in the aggregate, have a Material Adverse Effect. None of the execution, delivery or performance of any of the Documents, nor the compliance with the terms and provisions thereof, nor the consummation of any of the Transactions will allow or result in, and no event has occurred which allows or results in, or after notice or lapse of time would allow or result in, the imposition of any material penalty under, or the revocation or termination of, any such Permit or any material impairment of the rights of the holder of any such Permit. None of the Issuers or Subsidiary Guarantors has any reason to believe that any issuer is considering limiting, conditioning, suspending, modifying, revoking or not renewing any such Permit.

     (q) No Investigations of Regulated Persons. To the knowledge of the Issuers and the Subsidiary Guarantors, (i) no Governmental Authority is investigating any Regulated Person, other than ongoing general oversight investigations conducted in the ordinary course of business, and (ii) there is no basis for any of the Gaming Authorities to deny the renewal of the current Permits held by any of the Regulated Persons.

     (r) Title to Assets. Immediately following the Closing, each Majestic Entity (i) will have good and marketable title, free and clear of all Liens (other than Permitted Liens), to all property and assets described in the Offering Circular to be owned by it, (ii) will enjoy peaceful and undisturbed possession under all leases of real property and under all material leases to which it is a party as lessee and (iii) will hold a valid leasehold interest with respect to each such lease. Capital and Capital II have no material assets.

     (s) Sufficiency and Condition of Assets. The assets of each of the Issuers and the Subsidiary Guarantors include all of the assets and properties necessary or required in, or otherwise material to, the conduct of the businesses of each of them as currently conducted and as proposed to be conducted, and such assets are in working condition, except where the failure of such assets to be in working condition would not, singly or in the aggregate, have a Material Adverse Effect.

     (t) Insurance. Each of the Issuers and the Subsidiaries maintains reasonably adequate insurance covering its properties, operations, personnel and businesses against losses and risks in accordance with customary industry practice. All such insurance is outstanding and duly in force.

     (u) Real Property. No condemnation, eminent domain, or similar proceeding exists, is pending or, to the knowledge of the Issuers and the Subsidiary Guarantors, is threatened, with respect to or that could affect any properties or assets of either of the Issuers or any of the Subsidiary Guarantors, except for such proceedings as would not, singly or in the aggregate, have a Material Adverse Effect. No owned real property of either of the Issuers or any of the Subsidiary Guarantors is subject to any sales contract, option, right of first refusal or similar agreement or arrangement with any third party. There is no real property currently under contract or subject to an option in favor of any of the Issuers or any of the Subsidiary Guarantors, except for real property which the failure of the Issuers or any of the Subsidiary Guarantors to acquire, would not, singly or in the aggregate, have a Material Adverse Effect.

     (v) Related Party Transactions. Except as adequately disclosed in the Offering Circular, there are no related party transactions that would be required to be disclosed in the Offering Circular if the Offering Circular were a prospectus included in a registration statement on Form S-1 filed under the Act.

     (w) Taxes. All tax returns required to be filed by either of the Issuers or by any of the Subsidiary Guarantors in any jurisdiction (including foreign jurisdictions) have been filed and, when filed, all such returns were accurate in all material respects, and all taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties and interest) due or claimed to be due from either of the Issuers or from any of the Subsidiary Guarantors have been paid, other than those being contested in good faith by appropriate proceedings, or those that are currently payable without penalty or interest and, in each case, for which an adequate reserve or accrual has been established on the books and records of the Issuers or the Subsidiary Guarantors, as applicable, in accordance with generally accepted accounting principles of the United States, consistently applied ("GAAP"). Except as disclosed in the Offering Circular, there are no actual or proposed additional tax assessments for any tax period against either of the Issuers or against any of the Subsidiary Guarantors that could, singly or in the aggregate, have a Material Adverse Effect. The charges, accruals and reserves on the books and records of the Issuers and the Subsidiary Guarantors, as applicable, in respect of any tax liability for any tax periods not finally determined are adequate to meet any assessments of tax or re-assessments of additional tax for any such period.

     (x) Intellectual Property. The Issuers and the Subsidiary Guarantors own or possess, or are licensed under, and have the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") currently used in, currently proposed to be used in, or necessary for the conduct of, their businesses, free and clear of all Liens, other than Permitted Liens, except where the failure to own or possess or otherwise be able to acquire such Intellectual Property would not, singly or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Offering Circular, to the knowledge of the Issuers and the Subsidiary Guarantors, no claims have been asserted by any person challenging the use of any such Intellectual Property by any of the Issuers or the Subsidiary Guarantors or questioning the validity or effectiveness of any license or agreement related thereto, and to the knowledge of the Issuers and the Subsidiary Guarantors, there is no valid basis for any such claim, and to the knowledge of the Issuers and the Subsidiary Guarantors, the use of such Intellectual Property by the Issuers and the Subsidiary Guarantors will not infringe on the Intellectual Property rights of any other person.

     (y) Accounting Controls. Each of the Issuers and the Subsidiary Guarantors maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management's general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

     (z) Financial Statements. The audited historical consolidated financial statements and related notes of the Company and its subsidiaries and the audited historical financial statements and related notes of Trump Indiana, Inc., Buffington Harbor Riverboats, LLC and Buffington Harbor Parking Associates, LLC contained in the Offering Circular (the "Audited Financial Statements") and the unaudited consolidated historical financial statements and related notes of the Company and its subsidiaries and the unaudited historical financial statements and related notes of Trump Indiana, Inc. contained in the Offering Circular (the "Interim Financial Statements" and, together with the Audited Financial Statements, the "Financial Statements") present fairly the financial position, results of operations and cash flows of such entities on the basis stated in the Offering Circular, as of the respective dates and for the respective periods to which they apply, and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed in the Financial Statements. The summary historical financial data included in the Offering Circular have been prepared on a basis consistent with that of the Financial Statements and present fairly the financial position and results of operations of the applicable entities, as of the respective dates and for the respective periods indicated.

     The unaudited pro forma condensed combined financial statements and related notes, excluding EBITDA and Adjusted EBITDA data, included in the Offering Circular (i) comply with the requirements of Regulation S-X that would be applicable if the Offering Circular were a prospectus included in a registration statement on Form S-1 filed under the Act (the "S-X Requirements") and all other rules and guidelines of the Commission with respect to pro forma financial statements, (ii) present fairly the unaudited pro forma condensed combined financial position and results of operations of the entities described in the Offering Circular as of the dates and for the periods indicated, after giving effect to the Transactions, the Acquisition, and the other transactions described in the Offering Circular, (iii) have been prepared on a basis consistent with the Financial Statements, except for the pro forma adjustments specified therein, and (iv) are based on good faith, reasonable estimates and assumptions of the Company. Except as described in the Offering Circular, the summary unaudited pro forma financial data included in the Offering Circular has been derived from such pro forma financial statements and presents fairly the pro forma consolidated financial position and results operations of the entities described in the Offering Circular as of the respective dates and for the respective periods indicated.

     All other financial and statistical data regarding the Issuers and the Subsidiaries included in the Offering Circular are fairly and accurately presented. To the knowledge of the Company, (i) PricewaterhouseCoopers LLP, the accountants who have audited the financial statements of the Issuers and the Subsidiaries (other than Trump), included as part of the Preliminary Offering Circular and the Offering Circular and (ii) Ernst & Young LLP, the accountants who have audited the financial statements of Trump, included as part of the Preliminary Offering Circular and the Offering Circular, are independent certified public accountants with respect to the Company and the Subsidiaries (other than Trump) and Trump, as applicable, under Rule 101 of the AICPA's code of Professional conduct and its interpretations and rulings, during the periods covered by the financial statements on which they reported included in the Offering Circular.

     To the knowledge of the Company (i) at October 31, 2005, there was no material (x) change in the capital stock, (y) increase in long-term debt or (z) decrease in consolidated net current assets or stockholders' equity of the Company, on a consolidated basis, as compared with amounts shown in the September 30, 2005, unaudited consolidated balance sheet included in the Offering Circular, or (ii) for the period from September 30, 2005 to October 31, 2005, there was no material decrease, as compared to the corresponding period in the preceding year, in consolidated net sales or in the total amounts of income before extraordinary items or of net income, except in all instances for changes, increases or decreases that the Offering Circular discloses have occurred or may occur.

     No financial statements as of any date or for any period subsequent to October 31, 2005, are available. However, to the Company's knowledge, (i) at December 16, 2005, there was no material (x) change in the capital stock (y) increase in long-term debt or (z) material decrease in consolidated net current assets or stockholders' equity of the Company, on a consolidated basis, as compared with amounts shown in the September 30, 2005, unaudited consolidated balance sheet included in the Offering Circular, or (ii) for the period from October 31, 2005 to December 16, 2005, there was no material decrease, as compared to the corresponding period in the preceding year, in consolidated net sales or in the total amounts of income before extraordinary items or of net income, except in all instances for changes, increases or decreases that the Offering Circular discloses have occurred or may occur.

     (aa) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Offering Circular, except as adequately disclosed in the Offering Circular, and except for the Acquisition and the Transactions (i) neither of the Issuers nor any of the Subsidiary Guarantors has incurred any liabilities, direct or contingent, that are material, singly or in the aggregate, to any of them, or has entered into any material transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or membership interests, as the case may be, or any material increase in long-term indebtedness or any material increase in short-term indebtedness of any of the Issuers or the Subsidiary Guarantors, or any payment of or declaration to pay any dividends or any other distribution with respect to any of the Issuers or the Subsidiary Guarantors, and (iii) there has not been any material adverse change in the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Issuers and the Subsidiary Guarantors taken as a whole (each of clauses
(i), (ii) and (iii), a "Material Adverse Change"). Except as disclosed in the Offering Circular, to the knowledge of the Issuers and the Subsidiary Guarantors, there is no event that has occurred or that is reasonably likely to occur which, if it were to occur, could reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect or result in a Material Adverse Change.

     (bb) Ratings. No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed either of the Issuers or any Subsidiary Guarantor that it is considering imposing) any condition (financial or otherwise) on the Issuers' or any Subsidiary Guarantor's retaining any rating assigned to any securities of either of the Issuers or any Subsidiary Guarantor, or (ii) has indicated to either of the

Issuers or any Subsidiary Guarantor that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any change in the outlook for any rating of any securities of either of the Issuers or any Subsidiary Guarantor.

     (cc) Solvency. Each of the Issuers and each Subsidiary Guarantor is incurring its respective indebtedness under the Series A Notes and the Guarantees for proper purposes and in good faith. Immediately before and after giving effect to the issuance of the Series A Notes, (i) the assets of the Issuers and their subsidiaries (including the Subsidiary Guarantors), considered as a whole and as a going concern, at a fair valuation, will exceed the sum of their debts, taken as a whole; (ii) the present fair salable value of the assets of the Issuers and their subsidiaries (including the Subsidiary Guarantors), considered as a whole and as a going concern, will exceed the amount required to pay their liability on their debts, taken as a whole; (iii) each of the Issuers will have adequate capital with which to conduct their respective present and anticipated businesses; and (iv) neither the Issuers nor any Subsidiary Guarantor will intend to incur or believe or reasonably should believe that it will incur debts beyond its ability to pay as those debts become due. Neither Issuer is aware of any reason why it would be inappropriate to consider, for purposes of clauses (i) and (ii) above, the Issuers and the Subsidiaries as a going concern. For purposes of this paragraph, "debts" includes contingent and unliquidated debts.

     (dd) No Solicitation. Neither of the Issuers nor any of their affiliates nor anyone acting on their behalf has (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Notes or to facilitate the sale or resale of any of the Notes, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Notes, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of either of the Issuers.

     (ee) No Registration of Notes. Without limiting any provision herein, no registration under the Act, and no qualification of the Indenture under the TIA is required for the sale of the Series A Notes and the Guarantees to the Initial Purchaser as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs, Accredited Investors or non-U.S. persons (as defined under Regulation S under the Act), (ii) the accuracy of the Initial Purchaser's representations contained in Section 7, and (iii) the accuracy of the representations made by each Accredited Investor who purchases the Series A Notes pursuant to an Exempt Resale as set forth in the letter of representation in the form of Annex A to the Offering Circular. No form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) was used by either of the Issuers or any of their respective affiliates or any of their respective representatives in connection with the offer and sale of any of the Series A Notes or in connection with Exempt Resales. No securities of the same class as the Series A Notes have been offered, issued or sold by either of the Issuers or any of their respective affiliates within the six-month period immediately prior to the date hereof.

     (ff) ERISA. The Issuers have disclosed to the Initial Purchaser each employee benefit plan maintained by the Issuers and their Affiliates which is a "plan" within the meaning of Section 4975(e)(i) of the Internal Revenue Code of 1986, as amended, or the regulations promulgated thereunder (the "Code"). No condition exists or event or transaction has occurred in connection with any employee benefit plan that could result in either of the Issuers or any such "Affiliate" incurring any liability, fine or penalty that could, singly or in the aggregate, have a Material Adverse Effect. Neither of the Issuers nor any Affiliate maintains any employee pension benefit plan that is subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder ("ERISA"). The terms "employee benefit plan" and "employee pension benefit plan" shall have the meanings assigned to such terms in Section 3 of ERISA. The term "Affiliate" shall have the meaning assigned to such term in Section 407(d)(7) of ERISA.

     (gg) Investment Company Act and Other Federal Regulations. None of the Issuers nor any of the Subsidiaries has taken, and none of them will take, any action that may cause this Agreement or the issuance of the Series A Notes to, and none of the Transactions will, violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part
220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System). Neither of the Issuers or any of the Subsidiaries is subject to regulation, or shall become subject to regulation upon the consummation of the Offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Circular, or the consummation of any of the other Transactions, under the Investment Company Act of 1940, as amended, and the rules and regulations and interpretations promulgated thereunder, or under any other Federal or state statute or regulation limiting its ability to incur or assume indebtedness for borrowed money.

     (hh) No Brokers. Neither of the Issuers nor any of the Subsidiary Guarantors has dealt with any broker, finder, commission agent or other person (other than the Initial Purchaser) in connection with the Transactions that has resulted in either of the Issuers or any of the Subsidiary Guarantors having any obligation to pay any broker's fee or commission in connection with the Transactions (other than commissions and fees to the Initial Purchaser as set forth in the Offering Circular).

     (ii) No Labor Disputes. To our knowledge, neither of the Issuers nor any of the Subsidiaries is engaged in any unfair labor practice. Except as would not, singly or in the aggregate, have a Material Adverse Effect, there are (i) no unfair labor practice complaints or other proceedings pending or, to the knowledge of the Issuers and the Subsidiary Guarantors, threatened against either of the Issuers or any of the Subsidiaries before the National Labor Relations Board or any state, local or foreign labor relations board or any industrial tribunal, and no grievances or arbitration proceedings arising out of or under any collective bargaining agreement are so pending or, to the knowledge of the Issuers and the Subsidiary Guarantors, threatened, (ii) no strikes, labor disputes, slowdowns or stoppages pending or, to the knowledge of the Issuers and the Subsidiary Guarantors, threatened against either of the Issuers or any of the Subsidiaries, (iii) no union representation questions existing with respect to the employees of either of the Issuers or any of the Subsidiaries, and, to the knowledge of the Issuers and the Subsidiary Guarantors, no union organizing activities taking place, (iv) to the knowledge of the Company, there is no threatened or pending liability against the Company, or any of its Subsidiaries pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended ("WARN"), or any similar state or local law concerning a mass layoff that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (v) no term or condition of employment exists through arbitration awards, settlement agreements, or side agreement that is contrary to the express terms of any applicable collective bargaining agreement other than such term or condition that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

     (jj) Environmental Laws. Except as disclosed in the Offering Circular, or as otherwise would not, singularly or in the aggregate, have a Material Adverse Effect or otherwise require disclosure in the Offering Circular, (i) neither of the Issuers nor any of the Subsidiaries has been or is in violation of any federal, state or local laws and regulations relating to pollution or protection of human health or the environment, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the protection of human health and safety, or the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with, or lack of, any permits or other environmental authorizations; (ii) there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to any such violation in the future;
(iii) neither of the Issuers nor any of the Subsidiaries has received any communication (written or oral), whether from a Governmental Authority or otherwise, alleging any such violation; (iv) there is no pending or threatened claim, action, investigation, notice (written or oral) or other Proceeding by any person or entity alleging potential liability of either of the Issuers or any of the Subsidiaries (or against any person or entity for whose acts or omissions the Issuers or any of the Subsidiaries is or may reasonably be expected to be liable, either contractually or by operation of law) for investigatory, cleanup, or other response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to
(A) the presence, or release into the environment, of any Materials of Environmental Concern at any location, or (B) circumstances forming the basis of any violation or potential violation, of any Environmental Law (collectively, "Environmental Claims"); and (v) there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim.

     Each of the Issuers and the Subsidiaries, as appropriate, (i) have conducted a review of the effect of Environmental Laws on the business, operations and properties of each of the Issuers and the Subsidiaries, in the course of which, or as a result of which, the Issuers have identified and evaluated associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, and any potential liabilities to third parties); and (ii) have conducted environmental investigations of, and have reviewed reasonably available information regarding, the business, properties and operations of each of the Issuers and the Subsidiaries, and of other properties within the vicinity of their business, properties and operations, as appropriate for the circumstances of each such property and operation; on the basis of such reviews, investigations and inquiries, the Issuers have reasonably concluded that any costs and liabilities associated with such matters would not have, singularly or in the aggregate, a Material Adverse Effect or otherwise require disclosure in the Offering Circular.

     (kk) Representations and Warranties. Each certificate signed by any officer of any of the Majestic Entities and delivered to the Initial Purchaser or counsel for the Initial Purchaser in connection with the Transactions shall be deemed to be a representation and warranty by such Majestic Entities to the Initial Purchaser as to the matters covered thereby.

     (ll) Authorization of Guarantees of Series A Notes. The Guarantee to be endorsed on the Series A Notes by each Subsidiary Guarantor has been duly authorized by each such Subsidiary Guarantor (other than Trump) and effective upon the consummation of the Acquisition, will be duly authorized by Trump and, on the Closing Date, will have been validly executed and delivered by each such Subsidiary Guarantor in accordance with the terms of the Indenture. When the Series A Notes have been issued, executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Guarantee of each Subsidiary Guarantor endorsed on the Series A Notes will be the legal, valid and binding obligation of each such Subsidiary Guarantor, enforceable against each such Subsidiary Guarantor in accordance with its terms, except to the extent that (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) any rights of acceleration and the availability of equitable remedies may be subject to general principles of equity (whether considered in a proceeding in equity or at law). The Guarantees to be endorsed on the Series A Notes rank and will rank on a parity with all senior Indebtedness of the Subsidiary Guarantors that is outstanding on the date hereof or that may be incurred hereafter and senior to all other Indebtedness of the Subsidiary Guarantors that is outstanding on the date hereof or that may be incurred hereafter; provided, that pursuant to the Amended Intercreditor Agreement, the Lien on the Collateral securing the Amended Credit Facility will be senior to the Lien on the Collateral securing the Notes and the Guarantees.

     (mm) Authorization of Guarantees of Series B Notes. The Guarantee to be endorsed on the Series B Notes by each Subsidiary Guarantor has been duly authorized by each such Subsidiary Guarantor (other than Trump) and effective upon the consummation of the Acquisition, will be duly authorized by Trump and, when the Series B Notes are issued, will have been validly executed and delivered by each such Subsidiary Guarantor in accordance with the terms of the Indenture, the Registration Rights Agreement and the Registered Exchange Offer. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the Guarantee of each Subsidiary Guarantor endorsed on the Series B Notes will be the legal, valid and binding obligation of each such Subsidiary Guarantor, enforceable against each such Subsidiary Guarantor in accordance with its terms, except to the extent that (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) any rights of acceleration and the availability of equitable remedies may be subject to general principles of equity (whether considered in a proceeding in equity or at law). The Guarantees to be endorsed on the Series B Notes will rank on a parity with all senior Indebtedness of the Subsidiary Guarantors that is outstanding on the date hereof or that may be incurred hereafter and senior to all other Indebtedness of the Subsidiary Guarantors that is outstanding on the date hereof or that may be incurred hereafter; provided, that pursuant to the Amended Intercreditor Agreement, the Lien on the Collateral securing the Amended Credit Facility will be senior to the Lien on the Collateral securing the Notes and the Guarantees.

     (nn) Authorization of Security Documents. Each of the Security Documents and the transactions contemplated thereby (including, without limitation, the creation, grant, recording and perfection of the Security Interests, the execution and filing of financing statements and the payment of any fees and taxes in connection therewith) have been duly authorized by each Majestic Entity party thereto (other than Trump) and, effective upon the consummation of the Acquisition, will be duly authorized by Trump and, on the Closing Date, each of the Security Documents will have been validly executed and delivered by, and will be the legal, valid and binding obligation of, each of the Majestic Entities party thereto, enforceable against each of the Majestic Entities party thereto in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) any rights of acceleration and the availability of equitable remedies may be subject to general principles of equity (whether considered in a proceeding in equity or at law).

     (oo) Security Interests.

          (a) The Security Interests granted by the Company and the Subsidiary Guarantors (other than the New Subsidiary Guarantors) under the Security Agreement (as supplemented by the Pledge Supplement) will secure the Notes and the Guarantees, respectively, and all other Obligations related thereto upon issuance and sale thereof, and it is not necessary to make any new filings or take any other action to perfect, or to maintain the perfection, of such Security Interests.

          (b)  Upon:

               (i) execution and delivery of the Security Documents (as supplemented by the Pledge Joinder) by the New Subsidiary Guarantors and the Trustee and compliance by the New Subsidiary Guarantors with their respective obligations thereunder; and

               (ii) (A) the filing or recording of such Security Documents or appropriate financing statements with the appropriate filing records, registry, or other public office, together with the payment of the requisite filing or recordation fees related thereto, and

                    (B) in the case of motor vehicles, upon the recordation or notation of the Trustee's security interest on the certificates of title or ownership in respect of such motor vehicles and the filing of the Uniform Commercial Code financing statements delivered by the New Subsidiary Guarantors having an interest in such motor vehicles to the Trustee with respect to such motor vehicles, the Security Interest of the Trustee in the Collateral in which the New Subsidiary Guarantors have any right, title or interest will be a valid and enforceable perfected security interest, which Security

                    Interest will be superior to and prior to the rights of all third persons other than holders of Permitted Liens.

          (c) As of the Closing Date, except with respect to Permitted Liens, to the knowledge of the Company, there will be no currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or property of the Company or the Subsidiary Guarantors or any rights thereunder.

     (pp) 144A Eligibility. Other than the Existing Senior Secured Notes (as defined in the Offering Circular), there are no securities of any Issuer or Guarantor registered under the Exchange Act or listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a United States automated inter-dealer quotation system.

     7. Representations and Warranties of the Initial Purchaser. As of the date hereof, the Initial Purchaser, represents and warrants to the Issuers and the Subsidiary Guarantors that:

     (a) QIB or Accredited Investor. It is a QIB, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes, and it will offer the Series A Notes for resale only upon the terms and conditions set forth in this agreement and the Offering Circular.

     (b) Eligible Purchasers. It (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction, and (ii) will be soliciting offers for the Series A Notes only from, and will be reoffering and reselling the Series A Notes only to, (A) persons in the United States whom it reasonably believes to be (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A under the Act, or (y) Accredited Investors that execute and deliver to each of the Issuers and the Initial Purchaser a letter containing certain representations and agreements in the form attached as Annex A to the Offering Circular or (B) non-U.S. persons reasonably believed by the Initial Purchaser to be a purchaser referred to in Regulation S under the Act; provided, however, that in purchasing such Notes, such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Offering Circular.

     (c) No General Solicitation. No form of general solicitation or general advertising in violation of the Act has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes pursuant hereto, including but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     (d) Power and Authority. It has all requisite power and authority to enter into, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and each of this Agreement and the Registration Rights Agreement has been duly and validly authorized by it.

     8. Indemnification. (a) Indemnification of Initial Purchaser. Each of the Issuers and the Subsidiary Guarantors shall, jointly and severally, without limitation as to time, indemnify and hold harmless the Initial Purchaser and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Initial Purchaser (any of such persons being hereinafter referred to as a "Controlling Person"), and the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser and any such Controlling Person (collectively, the "Purchaser Indemnified Parties"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses including, without limitation, costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing (collectively, "Losses"), as incurred, directly or indirectly caused by, related to, based upon, arising out of or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular or the Offering Circular (or any amendment or supplement thereto) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that neither of the Issuers nor any Subsidiary Guarantor shall be liable under the indemnity provided in this Section 8(a) to any Purchaser Indemnified Party for any Losses that (A) result solely from an untrue statement of a material fact contained in, or the omission of a material fact from, any Preliminary Offering Circular, which untrue statement or omission was corrected in the Offering Circular (as then amended or supplemented) if it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (1) such Purchaser Indemnified Party sold the Notes to the person alleging such Loss and failed to send or give, at or prior to the written confirmation of such sale, a copy of the Offering Circular (as then amended or supplemented), if required by law to have so delivered it, and (2) the Issuers had previously furnished copies of the corrected Offering Circular to such Purchaser Indemnified Party within a reasonable amount of time prior to such sale or such confirmation, and (3) the corrected Offering Circular, if delivered, would have been a complete defense against the person asserting such Loss; or (B) are based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with the Furnished Information. The parties hereto agree that the only information furnished in writing to the Issuers by the Initial Purchaser specifically for inclusion in the Preliminary Offering Circular or the Offering Circular is the Furnished Information. The Issuers shall notify the Initial Purchaser promptly of the institution, threat or assertion of any Proceeding of which either of the Issuers or any Subsidiary is aware in connection with the matters addressed by this Agreement which involves either of the Issuers, any of the Subsidiaries or any of the Purchaser Indemnified Parties.

     (b) Actions Against Parties; Notification. If any Proceeding shall be brought or asserted against any person entitled to indemnification hereunder (an "Indemnified Party"), such Indemnified Party shall give prompt written notice to the party or parties from which such indemnification is sought (the "Indemnifying Parties") in writing; provided, that the failure to so notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent (but only to the extent) that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Indemnifying Parties have been prejudiced materially by such failure.

     (c) Actions Against Parties; Procedure and Conditions. The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party, within 20 Business Days after receipt of written notice from such Indemnified Party of such Proceeding, to assume, at their expense, the defense of any such Proceeding; provided, that an Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (i) the Indemnifying Parties have agreed to pay such fees and expenses; (ii) the Indemnifying Parties shall have failed promptly to assume the defense of such Proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and one or more Indemnifying Parties (or any affiliates or controlling persons of any of the Indemnifying Parties), and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the indemnifying party or such affiliate or controlling person (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Parties; it being understood, however, that, the Indemnifying Parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party).

     No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of any judgment in or enter into any settlement of any pending or threatened Proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such judgment or settlement includes, as an unconditional term thereof, the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all Losses that may arise from such Proceeding or the subject matter thereof (whether or not any Indemnified Party is a party thereto).

     (d) Indemnification of the Issuers and the Subsidiary Guarantors. The Initial Purchaser agrees to indemnify and hold harmless each of the Issuers and the Subsidiary Guarantors and each of their controlling persons and their respective members, managers, officers, directors, partners, employees and representatives to the same extent as the foregoing indemnity from the Issuers and the Subsidiary Guarantors to each of the Purchaser Indemnified Parties stated in Section 8(a), but only with respect to Losses that are caused by an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with the Furnished Information. The parties hereto agree that the only information furnished in writing to the Issuers by the Initial Purchaser specifically for inclusion in the Preliminary Offering Circular or the Offering Circular is the Furnished Information. Notwithstanding the foregoing, any liability of the Initial Purchaser hereunder shall be limited to an amount not to exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact (the "Aggregate Discount").

     (e) Contribution. If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms (other than by reason of exceptions provided in this Section
8), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Subsidiaries, on the one hand, and the Initial Purchaser, on the other hand, from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Subsidiaries, on the one hand, and the Initial Purchaser, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Subsidiaries, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Issuers, on the one hand, and the total discounts and commissions received by the Initial Purchaser, on the other hand, bear to the total price of the Series A Notes in Exempt Resales as set forth on the cover page of the Offering Circular. The relative fault of the Issuers and the Subsidiaries, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or any Subsidiary, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 8 was available to such party.

     Each party hereto agrees that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(e), the Initial Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the Aggregate Discount. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) Nonexclusive Remedy. The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that any of the Issuers, the Subsidiary Guarantors or the Initial Purchaser may otherwise have to the Indemnified Parties, and does not limit in any way rights or remedies which may otherwise be available at law or in equity.

     9. Conditions. (a) Conditions to Obligations of Initial Purchaser. The obligations of the Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction or waiver of each of the following conditions:

          (i) Representations and Warranties of the Issuers and the Subsidiary Guarantors. All the representations and warranties of each of the Issuers and the Subsidiary Guarantors in this Agreement shall be true and correct in all material respects (other than representations and warranties with a Material Adverse Effect qualifier or other materiality qualifier, which shall be true and correct as written) at and as of the Closing Date after giving effect to the Transactions with the same force and effect as if made on and as of such date. On or prior to the Closing Date, each of the Issuers and the Subsidiary Guarantors shall have performed or complied in all material respects with all of the agreements and satisfied in all material respects all conditions on their respective parts to be performed, complied with or satisfied on or prior to the Closing Date pursuant to this Agreement.

          (ii) Availability of Offering Circular. The Offering Circular shall have been printed and copies made available to the Initial Purchaser not later than [12:00 noon], New York City time, on the first Business Day following the date of this Agreement or at such later date and time as the Initial Purchaser may approve.

          (iii) No Injunction. No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or interfere with the issuance and sale of the Series A Notes or the consummation of any of the other transactions contemplated by the Documents; and no stop order suspending the qualification or exemption from qualification of any of the Series A Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or be pending or contemplated.

          (iv) No Proceedings. No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the issuance and sale of the Series A Notes or the consummation of any of the other Transactions. No Proceeding shall be pending or threatened other than Proceedings that (A) if adversely determined would not, singly or in the aggregate, adversely affect the issuance or marketability of the Series A Notes, and (B) would not, singly or in the aggregate, have a Material Adverse Effect.

          (v) No Material Adverse Change. Since the date as of which information is given in the Offering Circular (without giving effect to any amendment thereto or supplement thereto), there shall not have been any Material Adverse Change the effect of which, in the sole judgment of the Initial Purchaser, makes it impractical or inadvisable to proceed with the completion of the Offering or the purchase and sale of the Notes.

          (vi) PORTAL. The Notes shall have (A) been designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market, and (B) received a rating of "BB-" and "B2" from Standard & Poor's Corporation and Moody's Investors Services, Inc., respectively.

          (vii) Maintenance of Rating. As of the Closing Date, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of any securities of either of the Issuers (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of any securities of either of the Issuers by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (viii) Officers', Secretary's and Solvency Certificates. The Initial Purchaser shall have received on the Closing Date (A) certificates dated the Closing Date, signed by (1) the President and Chief Executive Officer, and (2) the principal financial or accounting officer of each of the Issuers and Subsidiary Guarantors, on behalf of such Issuer or Subsidiary Guarantor, confirming the matters set forth in paragraphs (i), (iii), (iv),
     (v), (vii) and (xii) of this Section 9(a), (B) a certificate, dated the Closing Date, signed by the principal financial or accounting officer of the Company, on behalf of the Issuers and the Subsidiary Guarantors, stating that certain data identified by the Initial Purchaser and included in the Offering Circular has been reviewed by such persons and, to the best knowledge of such persons, subject to the risks and limitations described in the Preliminary Offering Circular and the Offering Circular, is true and accurate in all material respects and is based on or derived from sources which the Company believes to be reliable and accurate, which certificate shall be in form and substance satisfactory to counsel for the Initial Purchaser, (C) a certificate, dated the Closing Date, signed by the Secretary of each of the Issuers and Subsidiary Guarantors, certifying such matters as the Initial Purchaser may reasonably request, and (D) a certificate of solvency, dated the Closing Date, signed by the principal financial or accounting officer of the Majestic Entities substantially in the form previously approved by the Initial Purchaser.

          (ix) Opinions of Counsel. The Initial Purchaser shall have received, a favorable opinion (in form and substance satisfactory to the Initial Purchaser and counsel to the Initial Purchaser), dated the Closing Date, of each of the following: (A) Dykema Gossett PLLC, special counsel to the Issuers and Subsidiary Guarantors; (B) Watkins Ludlam Winter & Stennis, P.A., special Mississippi counsel to the Issuers and Subsidiary Guarantors;
     (C) Robinson Waters & O'Dorisio and Roger M. Morris LLC, special Colorado counsel to the Issuers and Subsidiary Guarantors; (D) Terriberry, Carroll & Yancey, L.L.P., special Mississippi vessel counsel to the Issuers and Subsidiary

     Guarantors; (E) Ice Miller, special Indiana counsel to the Issuers and Subsidiary Guarantors; (F) Ice Miller, special Indiana vessel counsel to the Issuers and Subsidiary Guarantors and (G) Mayer, Brown, Rowe & Maw LLP, special counsel to the Initial Purchaser.

          (x) Accountants' Comfort Letters.

               (A) The Initial Purchaser shall have received from Pricewaterhouse Coopers, LLP, independent auditors, with respect to the Issuers and the Subsidiaries (other than Trump), (1) a customary comfort letter, dated the date of the Offering Circular, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, with respect to the financial statements and certain financial information of the Issuers and the Subsidiaries contained in the Offering Circular (the "Pricewaterhouse Comfort Letter"), and (2) a customary comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, to the effect that Pricewaterhouse Coopers, LLP reaffirms the statements made in the Pricewaterhouse Comfort Letter.

               (B) The Initial Purchaser shall have received from Ernst & Young, LLP, independent auditors, with respect to the Trump, (1) a customary comfort letter, dated the date of the Offering Circular, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, with respect to the financial statements and certain financial information of Trump contained in the Offering Circular (the "E&Y Comfort Letter"), and (2) a customary comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and its counsel, to the effect that Ernst & Young, LLP reaffirms the statements made in the E&Y Comfort Letter.

          (xi) Execution, Delivery and Content of Documents. The Documents shall have been executed and delivered by all parties thereto and the Initial Purchaser shall have received a fully executed original of each Document and all opinions, certificates and other documents required by the Documents. The terms of each Document shall conform in all material respects to the description thereof in the Offering Circular to the extent described therein.

          (xii) Consummation of Transactions. Each of the Transactions shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Circular.

          (xiii) Issuance of Senior Notes and Discount Notes. The Senior Notes and Discount Notes shall have been issued on terms that conform in all material respects to the descriptions thereof in the Offering Circular.

          (xiv) Permits. All Permits required to be obtained from, and all notices or declarations required to be made with, any Gaming Authority or other Governmental Authority to permit the issuance and sale of the Series A Notes in accordance with the terms of, and in the aggregate principal amount set forth in, this Agreement shall have been obtained and made, in each case free of any conditions other than those set forth in this Agreement; and all Permits (other than the Post-Closing Permits) required to be obtained from, and all notices or declarations required to be made with, any Gaming Authority or other Governmental Authority to consummate the Transactions contemplated by the Documents shall have been obtained and made, in each case free of any conditions other than those set forth in such Documents.

          (xv) Additional Documents. Counsel to the Initial Purchaser shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 9 and in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions contained in this Agreement.

          (xvi) The Acquisition. The Acquisition shall have been consummated concurrently with the Offering pursuant to the terms of the Stock Purchase Agreement.

          (xvii) Amended Credit Facility; Amended Intercreditor Agreement and Pledge Joinder and Pledge Supplement. Each of the Amended Credit Facility, the Amended Intercreditor Agreement, the Pledge Joinder, the Pledge Supplement, the First Supplemental Indenture and the Second Supplemental Indenture shall have been executed and delivered by all parties thereto, and the Initial Purchaser shall have received a fully executed original of each such document which, in each case, shall be in form and substance reasonably satisfactory to the Initial Purchaser.

          (xviii) Security. The Trustee shall have received (with a copy for the Initial Purchaser) on the Closing Date:

               (A) appropriately completed copies of Uniform Commercial Code financing statements naming each of The Majestic Star Casino II, Inc. (f/k/a Trump Indiana, Inc.), Buffington Harbor Parking Associates, LLC, Buffington Harbor Riverboats, L.L.C. and Capital II (collectively, the "New Subsidiary Guarantors"), as a debtor and the Trustee as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Trustee and its counsel, desirable to perfect the Security Interests of the Trustee pursuant to the Security Agreement;

               (B) proper instruments, if any, to be filed in the U.S. Patent and Trademark Office that may be deemed desirable in order to perfect the liens granted on trademarks, which liens have been created by the Security Documents;

               (C) appropriately completed copies of duly executed payoff letters, Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Permitted Liens) of the New Subsidiary Guarantors in any collateral described in any security agreement previously granted by such Persons;

               (D) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Trustee, dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Issuers or any Subsidiary Guarantor (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Security Document, other than such financing statements that evidence Permitted Liens);

               (E) bailee letters and landlord waivers, if any, in form and substance reasonably satisfactory to the Initial Purchasers, executed by the Issuers or the appropriate Majestic Entities for delivery to each of the persons specified in the Security Documents as holding Collateral;

               (F) confirmation from the Original Agent (as defined in the Amended Intercreditor Agreement) that it has received the original stock certificates of Trump Indiana, Inc. and Capital II pledged to the Secured Party pursuant to the Security Documents, together with undated stock powers or endorsements duly executed in blank in connection therewith;

               (G) such other approvals, opinions, or documents as the Trustee or the Initial Purchaser may reasonably request in form and substance reasonably satisfactory to the Trustee and the Initial Purchaser; and

               (H) the Trustee and its counsel and the Initial Purchaser and its counsel shall be satisfied that (i) the Lien granted to the Trustee, for the benefit of itself and the Holders is of the priority described in the Offering Circular; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Trustee, for the benefit of itself and the Holders, pursuant to the Security Documents, in each case subject to the Permitted Liens.

          (xix) Filing Statements. All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code Form UCC-3 termination statements required pursuant to clauses (A) and
     (C) above (collectively, the "Filing Statements") shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Trustee (the "Filing Agent"). The Filing Agent shall have acknowledged in a writing reasonably satisfactory to the Trustee and its counsel (i) the Filing Agent's receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Trustee and its counsel of the results of such submissions within 30 days following the Closing Date.

     (b) Conditions to Issuers' and Subsidiary Guarantors' Obligations. The obligations of the Issuers to sell, and the obligations of the Subsidiary Guarantors to guarantee, the Series A Notes under this Agreement is subject to the satisfaction or waiver of each of the following conditions:

          (i) Payment. The Initial Purchaser shall have delivered payment to the Issuers for the Series A Notes pursuant to Sections 2 and 4 of this Agreement and shall have complied with all other obligations and agreements required to be complied with by it hereunder on or prior to the Closing Date.

          (ii) Representations and Warranties. All of the representations and warranties of the Initial Purchaser in this Agreement shall be true and correct in all material respects at and as of the Closing Date, with the same force and effect as if made on and as of such date.

          (iii) No Injunctions. No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or interfere with the issuance and sale of the Series A Notes; and no stop order suspending the qualification or exemption from qualification of any of the Series A Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or be pending or contemplated as of the Closing Date.

     10. Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. The Initial Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Issuers if any of the following has occurred:

     (a) Material Adverse Effect. Since the date as of which information is given in the Offering Circular, any Material Adverse Effect or any Material Adverse Change that would, in the Initial Purchaser's judgment, (i) make it impracticable or inadvisable to proceed with the Offering or delivery of the Series A Notes, including the Exempt Resales, on the terms and in the manner contemplated in the Offering Circular or (ii) materially impair the investment quality of the Notes.

     (b) Failure to Satisfy Conditions. The failure of the Issuers or any of the Subsidiary Guarantors to satisfy the conditions contained in Section 9(a) on or prior to the Closing Date.

     (c) Outbreak of Hostilities. Any attack on or incidences of terrorism involving the United States, any outbreak or escalation of hostilities directly or indirectly involving the United States, any military action or commencement or declaration of war by or directly or indirectly involving the United States, any declaration of a national emergency, any other calamity, emergency or crisis directly or indirectly involving the United States, any material adverse change in economic conditions in or the financial markets of the United States or elsewhere or any material adverse change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which could make it, in the Initial Purchaser's judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Circular or to enforce contracts for the sale of any of the Series A Notes.

     (d) Suspension of Trading. The suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq

National Market or any setting of limitations on prices for securities on any such exchange or on the Nasdaq National Market.

     (e) Enactment of Adverse Law. The enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that in the Initial Purchaser's opinion materially and adversely affects, or could materially and adversely affect, the properties, business, prospects, result of operations, earnings, assets, liabilities or condition (financial or otherwise) of either of the Issuers or any of the Subsidiaries.

     (f) Downgrade of Securities. On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Issuers or any of the Subsidiary Guarantors or any securities of the Issuers or any of the Subsidiary Guarantors (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any adverse change, nor shall any notice have been given of any potential or intended adverse change, in the outlook for any rating of Issuers or the Subsidiary Guarantors or any securities of Issuers or the Subsidiary Guarantors (by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

     (g) Banking Moratorium. The declaration of a banking moratorium by any Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that in the Initial Purchaser's opinion could have a material adverse effect on the financial markets in the United States or elsewhere.

     The respective indemnities, contribution and expense reimbursement provisions and agreements, and representations, warranties and other statements of the Issuers and the Subsidiary Guarantors and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser or any of the Issuers or Subsidiary Guarantors, or any of their respective officers, directors, members or managers or any of their respective controlling persons,
(ii) acceptance of the Notes, and payment for them hereunder, and (iii) any termination of this Agreement (including, without limitation, any termination pursuant to this Section 10). Without limiting the foregoing, notwithstanding any termination of this Agreement, the Issuers and the Subsidiary Guarantors shall be and shall remain jointly and severally liable (i) for all expenses that they have agreed to pay pursuant to Section 5(f), and (ii) pursuant to Section 8.

     11. Miscellaneous. (a) Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to any of the Majestic Entities, to 163 Madison Street, Suite 2000, Detroit, Michigan 48226, facsimile number (313) 496-8400, Attention: Chief Financial Officer, with a copy to 301 Fremont Street, 12th Floor, Las Vegas, NV 89101, facsimile number (702) 382-5562, Attention: Chief Financial Officer, and an additional copy to

Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243, facsimile number (313) 568-6915, Attention: Jin-Kyu Koh, Esq. and (ii) if to the Initial Purchaser, to c/o Jefferies & Company, Inc., 520 Madison Avenue, 12th Floor, New York, New York 10022, Attention: Lloyd Fellder, Esq., with a copy to Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019, Attention:
Ronald S. Brody, Esq. (provided, that any notice pursuant to Section 8 will be mailed, delivered, telegraphed or sent by facsimile and confirmed to the party to be notified and its counsel), or in any case to such other address as the person to be notified may have requested in writing.

     (b) Successors and Assigns. This Agreement has been and is made solely for the benefit of and shall be binding upon each of the Issuers, the Subsidiary Guarantors, the Initial Purchaser and, to the extent provided in Section 8, the controlling persons, officers, directors, partners, employees, representatives and agents referred to in Section 8, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchaser merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Series A Notes from the Initial Purchaser is intended to be a beneficiary of the Issuers' covenants contained in the Registration Rights Agreement to the same extent as if the Series A Notes were sold and those covenants were made directly to such purchaser by each of the Issuers, and each such purchaser shall have the right to take action against each of the Issuers to enforce, and obtain damages for any breach of, those covenants.

     (c) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED, AND THE RIGHTS OF THE PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES. EACH OF THE ISSUERS AND SUBSIDIARY GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE MAJESTIC ENTITIES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDINGS BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE ISSUERS AND SUBSIDIARY GUARANTORS IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE

MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH ISSUER OR SUCH SUBSIDIARY GUARANTOR, AS THE CASE MAY BE, AT THE ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE INITIAL PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OF THE ISSUERS AND SUBSIDIARY GUARANTORS IN ANY OTHER JURISDICTION.

     (d) Counterparts. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     (e) Headings. The Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. When a reference is made in this Agreement to a Section, paragraph, subparagraph, Schedule or Exhibit, such reference shall mean a Section, paragraph, subparagraph, Schedule or Exhibit to this Agreement unless otherwise indicated.

     (f) Interpretation. The words "include," "includes," and "including" when used in this Agreement shall be deemed in each case to be followed by the words "without limitation." The phrases "the date of this agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to December 16, 2005. The words "hereof," "herein," "herewith," "hereby" and "hereunder" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The phrase "to the knowledge of the issuers and the guarantors" means the actual knowledge, after due inquiry, of each of Don H. Barden and Jon Bennett. Unless the context otherwise requires, defined terms shall include the singular and plural and the conjunctive and disjunctive forms of the terms defined.

     (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (h) Amendment. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by each of the signatories hereto.

     12. Trump Execution. On the Closing Date, effective upon the consummation of the Acquisition, (i) the Company will cause Trump to become a party to this Agreement (as a Subsidiary Guarantor) by executing and delivering this Agreement to the Initial Purchaser and executing and delivering the Guarantees, Pledge Joinder, Registration Rights Agreement and

Second Supplemental Indenture and any other Document to which Trump is to become a party, (ii) the Company shall execute and deliver the Pledge Supplement. By executing and delivering this Agreement, Trump expressly agrees (A) to take any and all actions required to be taken by a Subsidiary Guarantor under this Agreement or any other Document to which it becomes a party and (B) that all representations and warranties made in this Agreement by the Company on behalf of Trump shall be considered to be effective as to, and binding upon, Trump as of the consummation of the Acquisition.

                       [signature pages follow this page]

     Please confirm that the foregoing correctly sets forth the agreement among the Issuers, the Subsidiary Guarantors and the Initial Purchaser.

                                        Very truly yours,

                                        THE MAJESTIC STAR CASINO, LLC


                                        By:
                                            ------------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer


                                        THE MAJESTIC STAR CASINO CAPITAL CORP.


                                        By:
                                            ------------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer


                                        MAJESTIC INVESTOR, LLC


                                        By:
                                            ------------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer


                                        MAJESTIC INVESTOR HOLDINGS, LLC


                                        By:
                                            ------------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer

                                        Senior Secured Notes Purchase Agreement

                                        MAJESTIC INVESTOR CAPITAL CORP.


                                        By:
                                            ------------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer


                                        BARDEN MISSISSIPPI GAMING, LLC


                                        By:
                                            ------------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer


                                        BARDEN COLORADO GAMING, LLC


                                        By:
                                             -----------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer


                                        MAJESTIC STAR CASINO CAPITAL CORP. II


                                        By:
                                             -----------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer

                                        Senior Secured Notes Purchase Agreement

ACCEPTED AND AGREED TO:

JEFFERIES & COMPANY, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                        Senior Secured Notes Purchase Agreement

Accepted and Agreed to as of the 21st day of December, 2005:

                                        THE MAJESTIC STAR CASINO II, INC.,
                                        (f.k.a. Trump Indiana, Inc.)


                                        By:
                                            ------------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer


                                        BUFFINGTON HARBOR PARKING
                                        ASSOCIATES, LLC


                                        By:
                                            ------------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer


                                        BUFFINGTON HARBOR RIVERBOATS, L.L.C.


                                        By:
                                            ------------------------------------
                                        Name: Jon Bennett
                                        Title: Vice President and Chief
                                               Financial Officer

                                        Senior Secured Notes Purchase Agreement